UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) June 27, 2001


                      Commission file Number 000-25523

                         ANONYMOUS DATA CORPORATION
           (Exact Name of Registrant as Specified in its Charter)



NEVADA                                               86-0857752
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)




2780 S. Jones Suite E
Las Vegas, Nevada                                    89146
(Address of principal executive offices)             (Zip Code)




                               (702) 933-3713
              (Registrant's Executive Office Telephone Number)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Pursuant to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated as of June 27, 2001 between Anonymous Data Corporation. ("Anonymous"), a Nevada corporation, and SHARECOM, INC. ("SHARECOM"), a Illinois corporation, all the outstanding shares of common stock of SHARECOM are to be exchanged for 14,000,000 shares of 144 restricted common stock of Anonymous in a transaction in which Anonymous will be the surviving corporation upon approval of the stockholders of both corporations. A copy of the Merger Agreement is filed as an exhibit herewith.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     The consideration exchanged pursuant to the Merger Agreement was negotiated between Anonymous and SHARECOM.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.     OTHER EVENTS

Not applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.     FINANCIAL STATEMENTS

Not applicable.

ITEM 8.     CHANGE IN FISCAL YEAR

Not applicable.

EXHIBITS

10 Agreement and Plan of Merger between Anonymous Data Corporation and SHARECOM, INC.
2    Press Release
______

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANONYMOUS DATA CORPORATION

                                             By /s/ William Somers
                                                William Somers, President


Date:     June 29, 2001